UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2026

NATHAN’S FAMOUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-35962	11-3166443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Jericho Plaza, Jericho, New York	11753
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 338-8500

N/A
(Former Name or Former Address, If Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	NATH	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion of the previously announced Merger (as defined below) pursuant to the Agreement and Plan of Merger, dated January 20, 2026 (the “Merger Agreement”) by and among Nathan’s Famous Inc., a Delaware corporation (the “Company”), Smithfield Foods, Inc., a Virginia corporation (“Parent”) and Boardwalk Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Merger Sub”).

On October 26, 2026 (the “Closing Date”), pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Merger Sub merged with and into the Company (the “Merger” and the effective time of the Merger, the “Effective Time”), with the Company continuing as the surviving corporation in the Merger (the “Surviving Corporation”) and becoming a wholly-owned subsidiary of Parent. At the Effective Time of the Merger, each share of common stock, par value $0.01 per share, of the Company (“Common Stock”) issued and outstanding as of immediately prior to the Effective Time was canceled and ceased to exist and (subject to certain exclusions specified in the Merger Agreement, including with respect to any shares of Common Stock owned by stockholders who properly exercised appraisal rights for such shares in accordance with Section 262 of the Delaware General Corporation Law) was automatically converted into the right to receive $102.00 in cash, without interest and less any applicable withholding tax (the “Merger Consideration”).

The foregoing description of the Merger Agreement and the transactions contemplated thereby contained in this Introductory Note, including the Merger, does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

In connection with the consummation of the Merger, on the Closing Date, the Company terminated the Credit Agreement (the “Company Credit Agreement”), dated as of July 10, 2024, by and among the Company, as borrower, the subsidiaries of the Company party thereto, as guarantors, the lenders from time to time party thereto and Citibank, N.A., as administrative agent, swingline lender, issuing lender and a lender, and all outstanding commitments, including commitments to issue letters of credit, under the Credit Agreement. In connection with the termination of the Company Credit Agreement, all outstanding obligations for principal, interest and fees under the Company Credit Agreement were paid in full and all guarantees related thereto were released and terminated.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and under Items 3.01, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

On October 26, 2026, the Company completed the transactions contemplated by the Merger Agreement. Pursuant to the Merger Agreement, Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of Parent.

Pursuant to the Merger Agreement, at the Effective Time, each:

(i)	issued and outstanding share of Common Stock (other than shares of Common Stock to be cancelled in accordance with the terms of the Merger Agreement and shares of Common Stock owned by holders that have exercised their appraisal rights under the General Corporation Law of the State of Delaware) was converted into the right to receive the Merger Consideration, and all shares of Common Stock converted into the right to receive the Merger Consideration were automatically canceled and ceased to exist;

(ii)	outstanding option to purchase shares of Common Stock outstanding under a Company Stock Plan (as defined in the Merger Agreement) (each, a “Company Stock Option”), whether or not vested and exercisable, was, by virtue of the Merger, automatically and without any action on the part of the Company, Parent or the holder thereof, converted into the right to receive from Parent or the Surviving Corporation an amount in cash equal to the product obtained by multiplying (A) the excess, if any, of the Merger Consideration over the per share exercise price of such Company Stock Option, by (B) the aggregate number of shares of Common Stock that were issuable upon exercise of such Company Stock Option immediately prior to the Effective Time; and

(iii)

outstanding award of restricted stock units with respect to Common Stock issued under a Company Stock Plan (each, a “Company RSU”) was, by virtue of the Merger, automatically and without any action on the part of the Company, Parent or the holder thereof, deemed to have been earned and became fully vested (in the case of any performance based award, with the applicable performance metrics at the target level), was not continued, assumed or substituted by Parent, Merger Sub or the Surviving Corporation in the Merger and was canceled and extinguished as of the Effective Time and, in exchange therefor, each former holder of any such Company RSUs became entitled to receive from Parent or the Surviving Corporation an amount in cash equal to the product obtained by multiplying (A) the number of shares of Common Stock subject to such Company RSUs by (B) the Merger Consideration.

Any dividend equivalents earned prior to the Effective Time will be paid in cash as soon as administratively practicable following settlement of the Company RSUs.

The foregoing description of the Merger Agreement and the transactions contemplated thereby contained in this Item 2.01, including the Merger, does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On October 26, 2026, the Company (i) notified The Nasdaq Stock Market LLC (“Nasdaq”) of the consummation of the Merger and (ii) requested that Nasdaq suspend trading of the Common Stock and file a Form 25 Notification of Removal from Listing and/or Registration with the Securities and Exchange Commission (the “SEC”) to remove the Common Stock from listing on Nasdaq and deregister the Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The Company also intends to file with the SEC a Certification and Notice of Termination on Form 15 to terminate the registration of the Common Stock under the Exchange Act and suspend the Company’s reporting obligations under Section 12(g) of the Exchange Act and Section 13 and Section 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 3.03, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, at the Effective Time, a change in control of the Company occurred, and the Company became a wholly-owned subsidiary of Parent.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

At the Effective Time, pursuant to the Merger Agreement, Robert J. Eide, Eric Gatoff, Brian S. Genson, Barry Leistner, Andrew M. Levine, Howard M. Lorber, Wayne Norbitz, Attilio F. Petrocelli, Joanne Podell and Charles Raich, each of whom was a director of the Company as of immediately prior to the Effective Time, ceased to be a director of the Company and a member of any committee of the Company's board of directors. At the Effective Time, C. Shane Smith, the sole director of Merger Sub immediately prior to the Effective Time, became the sole director of the Surviving Corporation.

Item 5.03	Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation and by-laws were amended and restated in their entirety. The Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws of the Company are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
2.1*+	Agreement and Plan of Merger, dated as of January 20, 2026, by and among Nathan's Famous, Inc., a Delaware corporation, Smithfield Foods, Inc., a Virginia corporation, and Boardwalk Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of Smithfield Foods, Inc (Incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K dated January 21, 2026).*+
3.1	Amended and Restated Certificate of Incorporation of Nathan’s Famous, Inc.
3.2	Amended and Restated By-Laws of Nathan’s Famous, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a copy of any omitted schedule to the SEC upon request.

+	Certain personally identifiable information has been omitted from this exhibit pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2026	NATHAN’S FAMOUS, INC.

	By:	/s/ Eric Gatoff
		Name:	Eric Gatoff
		Title:	Chief Executive Officer

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